Supplement dated March 15, 2017
to the following Statement of Additional Information (SAI), dated March 1, 2017:
SAI
Columbia ETF Trust, Columbia ETF Trust I and Columbia ETF Trust II
Effective immediately, the "About the Trusts" section of the SAI is hereby superseded and replaced with the information in this Supplement.
ABOUT THE Trusts
The Trusts are open-end management investment companies registered with the SEC under the 1940 Act with an address at 225 Franklin Street, Boston, Massachusetts 02110.
CET was organized as a Delaware statutory trust on December 7, 2007. CET was formerly named Grail Advisors ETF Trust, and was renamed Columbia ETF Trust as of May 20, 2011, in connection with the acquisition by Columbia Management of its predecessor investment adviser, Grail Advisors, LLC. CET I was organized as a Massachusetts business trust on June 8, 2012. CET II was organized as a Delaware statutory trust on September 12, 2008. CET II was formerly named EGA Emerging Global Shares Trust and was renamed Columbia ETF Trust II as of October 19, 2016, in connection with the acquisition by Columbia Management of its predecessor investment adviser, Emerging Global Advisors, LLC. The offering of shares is registered under the 1933 Act.
Fund	Fiscal Year End	Prospectus Date	Date Began Operations	Diversified*	Fund Investment Category**
Beyond BRICs ETF	March 31	July 29, 2016	8/15/2012	Yes	Equity
Core Bond ETF	October 31	March 1, 2017	1/29/2010	Yes	Fixed Income
EM Core ex-China ETF	March 31	July 29, 2016	9/2/2015	No	Equity
EM Quality Dividend ETF	March 31	July 29, 2016	8/4/2011	Yes	Equity
EM Strategic Opportunities ETF	March 31	July 29, 2016	8/15/2012	Yes	Equity
Emerging Markets Consumer ETF	March 31	July 29, 2016	9/14/2010	No	Equity
Emerging Markets Core ETF	March 31	July 29, 2016	10/16/2012	Yes	Equity
India Consumer ETF	March 31	July 29, 2016	8/10/2011	No	Equity
India Infrastructure ETF	March 31	July 29, 2016	8/11/2010	No	Equity
India Small Cap ETF	March 31	July 29, 2016	7/7/2010	No	Equity
Intermediate Municipal Bond ETF	October 31	March 1, 2017	1/29/2010	Yes	Fixed Income
Sustainable Global Equity Income ETF	October 31	March 1, 2017	6/13/2016	Yes	Equity
Sustainable International Equity Income ETF	October 31	March 1, 2017	6/13/2016	Yes	Equity
Sustainable U.S. Equity Income ETF	October 31	March 1, 2017	6/13/2016	Yes	Equity
*	A “diversified” Fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in securities of any one issuer or purchase more than 10% of the outstanding voting securities of any one issuer, except obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and except securities of other investment companies. A “non-diversified” Fund may invest a greater percentage of its total assets in the securities of fewer issuers than a “diversified” fund, which increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a “diversified” fund holding a greater number of investments. Accordingly, a “non-diversified” Fund’s value will likely be more volatile than the value of a more diversified fund.
**	The Fund Investment Category is used as a convenient way to describe Funds in this SAI and should not be deemed a description of the Fund’s principal investment strategies, which are described in the Fund’s prospectus.
Name Changes. The table below identifies the Funds whose names have changed in the past five years, the effective date of the name change and the former name.
Fund	Effective Date of Name Change	Previous Fund Name
Beyond BRICs ETF	October 19, 2016	EGShares Beyond BRICs ETF
Core Bond ETF	March 1, 2013	Columbia Core Bond Strategy Fund
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Fund	Effective Date of Name Change	Previous Fund Name
EM Core ex-China ETF	October 19, 2016	EGShares EM Core ex-China ETF
EM Quality Dividend ETF	October 19, 2016 January 26, 2015	EGShares EM Quality Dividend ETF EGShares Low Volatility Emerging Markets Dividend ETF
EM Strategic Opportunities ETF	October 19, 2016 March 1, 2016	EGShares EM Strategic Opportunities ETF EGShares Emerging Markets Domestic Demand ETF
Emerging Markets Consumer ETF	October 19, 2016	EGShares Emerging Markets Consumer ETF
Emerging Markets Core ETF	October 19, 2016	EGShares Emerging Markets Core ETF
India Consumer ETF	October 19, 2016	EGShares India Consumer ETF
India Infrastructure ETF	October 19, 2016	EGShares India Infrastructure ETF
India Small Cap ETF	October 19, 2016	EGShares India Small Cap ETF
Intermediate Municipal Bond ETF	March 1, 2013	Columbia Intermediate Municipal Bond Strategy Fund
ETF Overview
Each Fund offers and issues Shares at NAV only in aggregations of a specified number of Shares, generally in exchange for a basket of securities constituting the portfolio holdings of the Fund, together with the deposit of a specified cash payment, or, in certain circumstances, for an all cash payment. Shares of each Fund are listed and traded on the Exchange. Shares will trade on the Exchange at market prices that may be below, at, or above NAV.
Unlike conventional mutual funds, Shares are not individually redeemable securities. Rather, each Fund issues and redeems Shares on a continuous basis at NAV, only in Creation Units typically of 50,000 Shares. In the event of the liquidation of a Fund, the Trust may lower the number of Shares in a Creation Unit.
In the instance of creations and redemptions, Transaction Fees may be imposed. Such fees are limited in accordance with requirements of the SEC applicable to management investment companies offering redeemable securities. Some of the information contained in this SAI and the prospectuses – such as information about purchasing and redeeming Shares from a Fund and Transaction Fees – is not relevant to most retail investors.
Once created, Shares generally trade in the secondary market, at market prices that change throughout the day, in amounts less than a Creation Unit. For more information see the Purchase, Redemption and Pricing of Shares section. Investors purchasing Shares in the secondary market through a brokerage account or with the assistance of a broker may be subject to brokerage commissions and other charges.
Unlike index-based ETFs, including the Index Funds, the Active Funds are “actively managed” and do not seek to replicate the performance of a specified index.
Exchange Listing and Trading
Shares of each Fund are listed and traded on the Exchange. Shares trade on the Exchange or in secondary markets at prices that may differ from their NAV or IIV, including because such prices may be affected by market forces (such as supply and demand for Shares). As is the case of other securities traded on an exchange, when you buy or sell Shares on the Exchange or in the secondary markets your broker will normally charge you a commission or other transaction charges. These charges only apply to investors who buy and sell Shares of the Funds in secondary market transactions through brokers on the Exchange and do not apply to investors such as market makers, large investors and institutions who wish to deal in Creation Units directly with a Fund. Further, the Trust reserves the right to adjust the price of Shares in the future to maintain convenient trading ranges for investors (namely, to maintain a price per Share that is attractive to investors) by share splits or reverse share splits, which would have no effect on the NAV.
There can be no assurance that the Funds’ shares will continue to trade on the Exchange or that the requirements of the Exchange necessary to maintain the listing of Shares of each Fund will continue to be met. The Exchange may, but is not required to, remove the Shares of a Fund from listing if: (i) following the initial 12-month period beginning at the commencement of trading of a Fund, there are fewer than 50 beneficial owners of the Shares of the Fund for 30 or more consecutive trading days, (ii) where applicable, the value of the Index on which a Fund is based is no longer calculated or available, or (iii) such other event shall occur or condition exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the Shares of a Fund from listing and trading upon termination of a Fund.
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The Funds are not sponsored, endorsed, sold or promoted by the Exchange. The Exchange makes no representation or warranty, express or implied, to the owners of Shares of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the Funds to achieve their objectives. The Exchange has no obligation or liability in connection with the administration, marketing or trading of the Funds.
Intraday Indicative Value
The Exchange intends to disseminate a Fund’s IIV, the approximate per share value of a Fund’s published basket of portfolio securities every 15 seconds. The IIV should not be viewed as a ‘‘real-time’’ update of the NAV per share of a Fund because (i) the IIV may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the Business Day, (ii) the calculation of NAV may be subject to fair valuation at different prices than those used in the calculations of the IIV, (iii) unlike the calculation of NAV, the IIV does not take into account Fund expenses, and (iv) the IIV is based on the published basket of portfolio securities and not on the Fund’s actual holdings. The IIV calculations are based on local market prices and may not reflect events that occur subsequent to the local market’s close (except such quotations may be updated to reflect currency fluctuations), which could affect premiums and discounts between the IIV and the market price of a Fund’s shares. The Funds, the Investment Manager and their affiliates are not involved in, or responsible for, any aspect of the calculation or dissemination of the Funds' IIV, and the Funds, the Investment Manager and their affiliates do not make any warranty as to the accuracy of these calculations.
Section 12(d)(1) Information
The Trusts and the Funds are part of the Columbia Funds Complex and are related for purposes of investor and investment services, as defined in Section 12(d)(1)(G) of the 1940 Act.
For purposes of the 1940 Act, shares are issued by a registered investment company and purchases of such shares by registered investment companies and companies relying on Section 3(c)(1) or 3(c)(7) of the 1940 Act are subject to the restrictions set forth in Section 12(d)(1) of the 1940 Act, except as permitted by an exemptive order of the Securities and Exchange Commission (SEC). The SEC has granted the Trusts such orders to permit registered investment companies to invest in shares beyond the limits in Section 12(d)(1)(A), subject to certain terms and conditions, including that the registered investment company first enter into a written agreement with the Trusts regarding the terms of the investment. Accordingly, registered investment companies that wish to rely on the order must first enter into such a written agreement with a Trust and should contact the Trust to do so.
Continuous Offering
The method by which Creation Units of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of Shares are issued and sold by each Trust on an ongoing basis, a ‘‘distribution,’’ as such term is used in the 1933 Act, may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the 1933 Act.
For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares and sells some or all of the Shares comprising such Creation Units directly to its customers; or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. These examples should not be considered a complete description of all the activities that could lead to a categorization as an underwriter. A determination of whether a person is an underwriter for the purposes of the 1933 Act depends upon all the facts and circumstances pertaining to that person’s activities.
Broker-dealer firms should also note that dealers who are not ‘‘underwriters’’ but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the 1933 Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. The Trusts have been granted exemptions by the SEC from this prospectus delivery obligation in ordinary secondary market transactions involving Shares under certain circumstances, on the condition that purchasers of Shares are provided with the Summary Prospectus for the Shares. In addition, firms that incur a prospectus delivery obligation with respect to Shares of a Fund are reminded that, pursuant to Rule 153 under the 1933 Act, a prospectus delivery obligation under Section 5(b)(2) of the 1933 Act owed to a national securities exchange member in connection with a sale on the national securities exchange is satisfied by the fact that the Funds’ Prospectus is filed with the SEC. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on a national securities exchange and not with respect to ‘‘upstairs’’ transactions (i.e., the trading of securities that occurs within a broker-dealer firm or between two broker-dealers in the over-the-counter market).
Shareholders should retain this Supplement for future reference.
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